                                   EXHIBIT 99


SUMMONS AND COMPLAINT IN THE ACTION "MORDECHAI GURARY V. ISAAC WINEHOUSE, ISAAC WINEHOUSE d/b/a WALL & BROAD EQUITIES AND NU-TECH BIO-MED, INC." CASE NO. 97 CIV. 3803 (LBS) IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK
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JUDGE STANTON                                                   EXHIBIT 99
AD 440 [Rev 1.90] Summons in a Civil Action

                          UNITED STATES DISTRICT COURT

                         SOUTHERN DISTRICT OF NEW YORK

MORDECHAI GURARY,

                                                SUMMONS IN A CIVIL ACTION
         v.
                                                CASE NUMBER:  97 CIV. 3803
ISAAC WINEHOUSE, ISAAC WINEHOUSE d/b/a
WALL & BROAD EQUITIES and NU-TECH BIO-MED, INC.,

        TO: (Name and Address of Defendant)
Isaac Winehouse                                 Nu-Tech Bio-Med, Inc.
Wall & Broad Equities                           500 Fifth Avenue
4424 16th Avenue                                New York, New York
Brooklyn, New York 11204

        YOU ARE HEREBY SUMMONED and required to file with the Clerk of this Court and serve upon

PLAINTIFF'S ATTORNEY (name and address)

        Jaroslawicz & Jaros
        150 William Street, 19th Floor
        New York, New York 10038
        (212) 227-2780

an answer to the complaint which is herewith served upon you, within twenty days after service of this summons upon you, exclusive of the day of service. If you fail to do so, judgment by default will be taken against you for the relief demanded in the complaint.



       JAMES M. PARKISON                               MAY 23, 1997
-----------------------------                   ---------------------------
CLERK                                           DATE


/s/
-----------------------------
BY DEPUTY CLERK
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UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------x

MORDECHAI GURARY,                                       97 Civ. 3803 (US)

                Plaintiff,                              COMPLAINT
                                                        ---------
        -against-
                                                        Jury Trial Demanded

ISAAC WINEHOUSE, ISAAC WINEHOUSE
d/b/a WALL & BROAD EQUITIES and
NU-TECH BIO-MED, INC.,

                Defendants.

-----------------------------x


        Plaintiff, by his attorneys, JAROSLAWICZ & JAROS, complaining of the defendants, alleges as follows:

                                  THE PARTIES
                                  -----------

        1. At all times hereinafter mentioned, plaintiff, Mordechai Gurary, is a citizen of the State of New York.

        2. At all times hereinafter mentioned, the defendant, Isaac Winehouse ("Winehouse"), is believed to be a resident of the State of New York and citizen of Israel.

        3. At all times hereinafter mentioned, the defendant Winehouse is doing business under the name of Wall & Broad Equities, among entities that he controls.

        4. At all times hereinafter mentioned, the defendant, Nu-Tech Bio-Med, Inc. ("Nu-Tech"), is a Delaware corporation with its principal place of business in the State of New York.
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                             JURISDICTION & VENUE



      5. This Court has jurisdiction over this matter pursuant to the Securities Exchange Act of 1934, 15 U.S.C. 78aa, since the claims herein arose under Section 10(b) of the Securities Exchange Act of 1934.


      6. Venue is proper in this District pursuant to Section 27 of the Securities Exchange Act of 1934, 15 U.S.C. 78aa since the corporation is located here and most of the acts complained of occurred within this District.


      7. Many of the acts complained of herein, including the dissemination of information, the agreement entered into with respect to the December 1996 placement, commonly known as a Regulation D Placement, for a total purchase price of $14 million, and the manipulation of the stock price of Nu-Tech, took place within this District.


      8. In connection with the acts alleged in this complaint, the defendant Winehouse and others included in his cartel, directly and indirectly, used the means and instrumentalities of interstate commerce, including the mails, telephone communications, and the facilities of national security exchanges, to perpetrate their fraud.



                             THE UNDERLYING FACTS


      9.   That Nu-Tech was originally organized in approximately 1981.


     10.   That Nu-Tech is traded on the NASDAQ stock market under the symbol
NTBM.


     11. That the price of Nu-Tech stock hit a high of approximately $16 per share in November 1996.

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     12.   That the price of Nu-Tech stock was relatively stable between
October and November 1996.


     13. That the plaintiff made at least the following purchases of Nu-Tech stock:

           Amount of Shares          Price per Share          Date of Purchase
           ----------------          ---------------          ----------------

                1,000                    $14.60                   10/31/96
                5,500                     14 1/2                  11/7/96
                1,000                     11 3/4                  12/24/96
                8,350                     11 9/16                 2/18/97


     14. That by early March 1997, due to the prior actions and continuing immproper manipulations of the defendant Winehouse and others, Nu-Tech stock dropped precipitously so that it is trading in the area of $2 per share.


     15. That the defendant Winehouse was the organizer and/or one of the key people of a cartel organized to engage in transactions in the purchase of the Regulation D Placement and the sale of Nu-Tech stock and perhaps other securities.


     16. That this group arranged to participate in a purchase, under circumstances not totally known to the plaintiff, of a percentage of the 14 million dollars' worth of Nu-Tech stock, to wit, some fourteen thousand shares of Series A Convertible Preferred Stock for a total aggregate price of $14 Million, and upon information and belief this took place in approximately November 1996.


     17. That during this time period, the defendant Winehouse arranged for certain market makers to become market makers in Nu-Tech stock; these market makers included Alexander Securities and Sun Coast Securities, and perhaps others; that in addition to this, it is believed that at this time there are approximately sixteen market makers in the stock of Nu-Tech, to wit the firms of Wien Securities; Knight Securities; Kensington Capital; Paragon Capital Corp.; Southwest Securities; Spencer Edwards; Hill Thompson Magid; Meyer & Schweitzer; Sharp Capital; Duke & Co.; Nash Weiss & Co.; D. Weckstein & Co.; Starr Securities; Wall Street Equities; Herzog Heine Geduld; and Grunthal.

        18. Upon information and belief, the defendant Winehouse arranged for, or was instrumental in having one or more of these market makers become a market maker in Nu-Tech in order for them to be used in his scheme of manipulating the price of and permitting him to engage in short-selling Nu-Tech stock.

        19. That the Series A Convertible Preferred Stock obtained by Winehouse through nominees and other members of his cartel whose names are not yet known to plaintiff, is convertible into shares of common stock of Nu-Tech at either (a) $17.50 per share; or (b) seventy-five (75%) percent of the average closing price of the company's common stock as represented by NASDAQ for the five trading days prior to the date of the holder's note of conversion.

        20. That the Series A Convertible Preferred Stock is converted into the company's common stock at the option of the holder commencing on the forty-fifth day after the issue date with one-third of the shares being permitted to be converted into common stock on the forty-fifth, seventy-fifth and one hundred-fifth days after the issue date.

        21. That the initial issue date was November 6, 1996 and the first day upon which the holders could initially obtain a conversion of Series A Convertible Preferred Stock was December 20, 1996.

        22. That commencing on the two hundred-seventieth day following the completion of the private placing, Nu-Tech had the right, on thirty days prior notice, to compel Series A Preferred Stock to be converted into common stock at the then applicable conversion price.

                      AS AND FOR A FIRST CLAIM FOR RELIEF
                           AS AGAINST THE DEFENDANTS
                      ISAAC WINEHOUSE AND ISAAC WINEHOUSE
                          D/B/A WALL & BROAD EQUITIES

        23. The Winehouse and other members of his cartel reached a secret arrangement whereby a large part of the $14 million purchase of Series A Preferred Convertible Stock was purchased in the name of other nominees who were not really the owners of the stock, and who later engaged in short-selling Nu-Tech stock in the name of other nominees.

        24. That following the acquisition of a large part of the fourteen thousand shares of Series A Convertible Preferred Stock, Winehouse and his group manipulated the price of Nu-Tech stock.

        25. It is also improper under the regulations of the Securities & Exchange Commission ("SEC") and the stock exchange for someone who purchases a convertible preferred stock to short stock and to do so under different names in order to conceal the identity of the person shorting and the fact that the same people who have a beneficial right to purchase or convert preferred stock into common stock are engaged in shorting the stock.

        26. That the defendant Winehouse and other members of his cartel, whose names have not yet been established, engaged in a series of efforts to conceal that they were shorting Nu-Tech

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stock, using various nominee accounts which they had set up, with the ultimate beneficiaries being Winehouse, Wall & Broad Equities and members of Winehouse's cartel.

        27. That the activities of Winehouse and the members of his group became known to Nu-Tech and its Chairman, one Marvin Feigenbaum.

        28. That in or about December 1996, Mr. Feigenbaum, the Chairman of Nu-Tech called Winehouse and Winehouse's counsel to advise that if the Winehouse group did not stop shorting Nu-Tech stock, he would not permit the registration of the convertible shares to become effective.

        29. Upon information and belief, a meeting was held on February 18, 1997 at Nu-Tech's offices at 500 Fifth Avenue in New York City, which meeting was attended by Winehouse, Abe Silver, Sam Popack, Mr. Hagar, Stuart Kahan, Marvin Feigenbaum and others. At which time, Feigenbaum, on behalf of the company, requested Winehouse and his cartel and group to stop shorting Nu-Tech stock and offered that within six months Nu-Tech would repurchase their convertible preferred stock for the $14 million which had been originally paid plus ten percent interest on the $14 million and that the short sellers would be permitted to keep their profits.

        30. That to the knowledge of plaintiff, no agreement was reached at that meeting with Winehouse and his cartel demanding still more benefits from the company.

        31. That the fact that this meeting took place as well as the offer made by the company to Winehouse was concealed from the investing public.

        32. Upon information and belief, on or about March 12, 1997 a second meeting took place at the offices of Fagenson & Co., 19 Rector Street in New York City, which meeting was attended by Robert Fagenson, a member of the Board of Directors of Nu-Tech; Silver; Popack; Winehouse and others; and Marvin Feigenbaum, Chairman of Nu-Tech.

        33. Upon information and belief, at that meeting Nu-Tech sought to have the defendant Winehouse and his group agree that their stock would be registered over a twelve-month period.

        34. Upon information and belief, that Winehouse indicated this was not satisfactory and stated he would continue his short-selling activities.

        35. That the following day Nu-Tech stock dropped approximately $3 and the day thereafter an additional $3. Upon information and belief, this was caused in large part by short selling by Winehouse and his group.

        36. That on or about March 14, 1997, Nu-Tech issued a press release which was flagrantly misleading, indicating that it believed the decline in the price of Nu-Tech stock could be attributable to "possible sales by shareholders" (Exhibit A).

        37. That Nu-Tech concealed the various meetings and what had transpired, and their knowledge as to the Winehouse group shorting Nu-Tech stock.

        38. In the interim, Winehouse, through his counsel Heller, Horowitz & Feit, P.C., was negotiating with counsel for Nu-Tech, all of which information was not made publicly available.

        39. That the activities of Winehouse and his cartel, and the various names Winehouse and his group have been doing business under, to purchase the convertible stock and then shorting the Nu-Tech stock and manipulating its price, constituted a fraud upon the market.

     40. In addition, the defendant Winehouse and the other members of his cartel engaged in a planned scheme and course of conduct pursuant to which they knowingly sought to manipulate the price of Nu-Tech stock by improperly shorting the stock under different names to conceal their true identities.

     41. That the defendants made numerous misstatements of material fact and omitted to state material facts necessary in order to make statements not misleading in light of the circumstances under which they were made.

     42. As a result of these defendants' fraudulent conduct, plaintiff were caused to purchase Nu-Tech's stock at artificial prices and to incur substantial losses.

     43.  That the defendants' conduct constituted a deliberate violation of
Section 10b of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder.

     44. By reason of the foregoing, the defendants are jointly and severally liable to the plaintiff.

     45. By reason of the foregoing, plaintiff is entitled to recover all of his damages from these defendants.

                      AS AND FOR A SECOND CLAIM FOR RELIEF
                 AS AGAINST THE DEFENDANT NU-TECH BIO-MED, INC.

     46. Plaintiff hereby repeats, reiterates and realleges each and every allegation contained in paragraphs of this complaint numbered "1" through "45" inclusive, with the same force and effect as if more fully set forth length herein.

        47. That the defendant Nu-Tech failed to reveal the sale to Winehouse and his group through the use of nominees; that there were meetings going on between Winehouse and his group and Nu-Tech; that Nu-Tech was aware of the short-selling by Winehouse and his group; that Nu-Tech would refuse to register certain stocks due to the short-selling activities of Winehouse and his group; that, in fact, when Nu-Tech finally did issue a public statement in response to an inquiry from the NASDAQ, it issued a deliberately misleading statement as to the reason for the stock's decline (Exhibit A), omitting to state the real reason and that negotiations were taking place between Nu-Tech and the Winehouse group.

        48. That during the same period, Nu-Tech was engaging in an attempt to acquire certain debt securities of Physicians Clinical Laboratory, Inc. ("PCL"); that the PCL deal was subject to the approval of the United States Bankruptcy Court for the Central District of California, case number SV 96-23185-GM; that in order to conceal from the Bankruptcy Court, the market and plaintiff as to what was taking place and in an attempt to induce Winehouse and other short sellers not to object to the plan in the Bankruptcy Court, Nu-Tech concealed this critical information from the public and from the plaintiff.


        49. That Nu-Tech's conduct constituted fraud with respect to concealing material information and providing misinformation pursuant to 15 U.S.C. 78(j) and Rule 10 b-5 promulgated thereunder.

        50. By reason of the foregoing, plaintiff has been damaged as aforesaid.

        51. By reason of the foregoing, the defendants are jointly and severally liable to the plaintiff.

        52. By reason of the foregoing, plaintiff is entitled to recover all of his damages from this defendant.

                      AS AND FOR A THIRD CLAIM FOR RELIEF
                         AS AGAINST ALL THE DEFENDANTS

        53. Plaintiff hereby repeats, reiterates and realleges each and every allegation contained in paragraphs of this complaint numbered "1" through "45" and "47" through "52" inclusive, with the same force and effect as if more fully set forth at length herein.

        54. That the conduct of Winehouse and his group and Nu-Tech constituted a fraudulent business practice in direct violation of Section 349 of the General Business Law of the State of New York.

        55. By reason of the foregoing, plaintiff has been damaged as aforesaid.

        56. By reason of the foregoing, the defendants are jointly and severally liable to the plaintiff.

        57. By reason of the foregoing, plaintiff is entitled to recover all of his damages from the defendants, including treble damages, punitive damages and attorneys' fees.

                      AS AND FOR A FOURTH CLAIM FOR RELIEF
                 AS AGAINST THE DEFENDANT NU-TECH BIO-MED, INC.

        58. Plaintiff hereby repeats, reiterates and realleges each and every allegation contained in paragraphs of this complaint numbered "1" through "45", "47" through "52" and "54" through "57" inclusive, with the same force and effect as if more fully set forth at length herein.

        59. That the plaintiff does not have a complete or adequate remedy at law.

        60. That Nu-Tech should be enjoined from registering the $14 million Series A Convertible Preferred Stock pending the hearing and determination of this action.

        WHEREFORE, plaintiff demands judgment as against the defendants, both jointly and severally, as follows:

        (a) Awarding plaintiff all compensatory damages such as may be permitted, together with interest;

        (b) Enjoining Nu-Tech from registering the $14 million Series A Convertible Preferred Stock pending the hearing and determination of this action;

        (c) Awarding plaintiff costs and expenses incurred, including reasonable attorneys' fees, expert fees, as well as treble damages and punitive damages; and

        (d) Awarding plaintiff such other and further relief as to this Court may seem just and proper.

Dated: New York, New York
       May 15, 1997


                                       JAROSLAWICZ & JAROS, ESQS.
                                       Attorneys for Plaintiff(s)


                                       By:  /s/  David Jaroslawicz
                                            ------------------------------------
                                            David Jaroslawicz, DJ6931
                                       Office and Post Office Address
                                       150 William Street
                                       New York, New York 10038
                                       (212) 227-2780

Story 1 / 20: 99 <GO> for list of story options.               Equity C N
      PRN 3/14 NU-TECH BIO-MED REPUTES 'RUMORS'                Page 1 of 2


        NEW YORK, March 14 /PRNewswire/ -- Nu-Tech Bio-Med (Nasdaq Small Cap:
NSC) announced it had received an inquiry from the Nasdaq stock market as to reasons, if any, attributable to the recent decline in the price of the company's common stock. The company is aware of no business developments or events that have not been disclosed in the company's filings with the securities and exchange commission. The company further stated, based on supposition only, that such decline could be attributable to possible sales by shareholders pursuant to a recently effective S-3 registration, the anticipated filing of an additional registration statement for additional selling shareholders, margin calls, if any, and an unfounded and untrue rumor that the company's president, Marvin Feigenbaum, had resigned.

SOURCE  Nu-Tech Bio-Med
    -0-                              3/14/97
    /CONTACT: Susan Kristofferson of the Corporate Relations Group, 407-628-5700, ext. 137, for Nu-Tech Bio-Med/
    (NSC)

CO: Nu-Tech Bio-Med
ST: New York

Bloomberg-all rights reserved, Frankfurt:69-920410 Hong Kong: 2-521-3000 London:
171-330-7508 New York: 212-318-2000 Princeton: 609-279-3000 Singapore: 226-3000
Sydney: 2-9777-8608 Tokyo: 1-3201-4900 Sao Paulo: 11-3048-4500
G206-252-0 14-Apr-97 14:05:21




                                  EXHIBIT A

-------------------------------------------------------------------------------
97 Civ. 3803(US)
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------------------------------------------

MORDECHAI GURARY,

                Plaintiffs,

        -against-

ISAAC WINEHOUSE, ISAAC WINEHOUSE d/b/a
WALL & BROAD EQUITIES and NU-TECH BIO-MED,
INC.

                Defendants.




-------------------------------------------------------------------------------
                                   COMPLAINT

                              Jury Trial Demanded
-------------------------------------------------------------------------------

                                 Law Offices of
                              Jaroslawicz & Jaros
                           Attorneys for Plaintiff(s)
                               150 William Street
                            New York, New York 10038
                                 (212) 227-2780
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